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World Omni Auto Receivables Trust 2000-A
Monthly Servicer Certificate
October 31, 2000
                                                            Aggregate Note
Aggregate Note Amount                                       Amount

Original                                                    765,976,000.00

Note Balance @ 9/30/00                                      666,853,824.18
Principal collections & defaulted receivables                25,089,329.95

Note Balance @ 10/31/00                                     641,764,494.23

                                                            Class A-1
Note Amount                                                 Note Amount

Original                                                    158,884,000.00

Note Balance @ 9/30/00                                       59,761,824.18
Principal collections & defaulted receivables                25,089,329.95

Note Balance @ 10/31/00                                      34,672,494.23

                                                            Class A-2
Note Amount                                                 Note Amount

Original                                                    321,019,000.00

Note Balance @ 9/30/00                                      321,019,000.00
Principal collections & defaulted receivables                      -

Note Balance @ 10/31/00                                     321,019,000.00

                                                            Class A-3
Note Amount                                                 Note Amount

Original                                                    168,637,000.00

Note Balance @ 9/30/00                                      168,637,000.00
Principal collections & defaulted receivables                      -

Note Balance @ 10/31/00                                     168,637,000.00

                                                            Class A-4
Note Amount                                                 Note Amount

Original                                                    117,436,000.00

Note Balance @ 9/30/00                                      117,436,000.00
Principal collections & defaulted receivables                      -

Note Balance @ 10/31/00                                     117,436,000.00




Distributable Amounts                                       Total

Interest Distributable Amount                                 3,925,939.92
Principal Distributable Amount                               25,089,329.95

Total                                                        29,015,269.87

Distributable Amounts                                       Class A-1

Interest Distributable Amount                                   333,352.45
Principal Distributable Amount                               25,089,329.95

Total                                                        25,422,682.40

Distributable Amounts                                       Class A-2

Interest Distributable Amount                                 1,885,986.63
Principal Distributable Amount                                        0.00

Total                                                         1,885,986.63

Distributable Amounts                                       Class A-3

Interest Distributable Amount                                 1,001,984.84
Principal Distributable Amount                                        0.00

Total                                                         1,001,984.84

Distributable Amounts                                       Class A-4

Interest Distributable Amount                                   704,616.00
Principal Distributable Amount                                        0.00

Total                                                           704,616.00



Note Factors                                                Series A-1                   Series A-2

                                          10/31/00                   21.8225210%                 100.0000000%

Note Factors                                                Series A-3                   Series A-4

                                          10/31/00                  100.0000000%                 100.0000000%



Pool Data                                                   $                            #

Original Pool Balance                                       812,707,273.18                    62,718
Pool Balance at 9/30/00                                     713,585,097.36                    59,452
Principal Payments                                           24,258,553.20                       761
Defaulted Receivables                                           830,776.75                        58
Pool Balance at 10/31/00                                    688,495,767.41                    58,633
Receivables with APRs < 8.75%                               469,304,608.05                    41,853
Weighted Average APR                                                  8.38%




Account Balances                                            Advance                      Reserve Fund

Balance as of  9/30/00                                           66,884.23                26,515,193.12
Balance as of  10/31/00                                          84,459.20                25,977,387.67
Change                                                           17,574.97                  (537,805.45)
Yield Supplement Percentage                                                                        3.22%
Reserve Fund Requirement                                                                  25,270,449.38
Reserve Fund Supplemental Requirement/(Excess)                                              (706,938.29)




Distribution per $1,000                                     Total

Distribution Amount                                                  37.8801292

Interest Distribution Amount                                          5.1254085
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                        32.7547207
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-1

Distribution Amount                                                160.0078195

Interest Distribution Amount                                         2.0980870
Interest Carryover Shortfall                                         0.0000000

Principal Distribution Amount                                      157.9097326
Principal Carryover Shortfall                                        0.0000000


Distribution per $1,000                                     Class A-2

Distribution Amount                                                  5.8750000

Interest Distribution Amount                                         5.8750000
Interest Carryover Shortfall                                         0.0000000

Principal Distribution Amount                                        0.0000000
Principal Carryover Shortfall                                        0.0000000


Distribution per $1,000                                     Class A-3

Distribution Amount                                                  5.9416667

Interest Distribution Amount                                         5.9416667
Interest Carryover Shortfall                                         0.0000000

Principal Distribution Amount                                        0.0000000
Principal Carryover Shortfall                                        0.0000000


Distribution per $1,000                                     Class A-4

Distribution Amount                                                  6.0000000

Interest Distribution Amount                                         6.0000000
Interest Carryover Shortfall                                         0.0000000

Principal Distribution Amount                                        0.0000000
Principal Carryover Shortfall                                        0.0000000





Servicing Fee                                               Total

Amount of Servicing Fee Paid                                    594,654.25
Total Unpaid                                                          0.00





Delinquent Receivables                                      #                            $

Past Due 31-60 days                                                 576                    7,180,142.63
Past Due 61-90 days                                                  69                      789,385.90
Past Due 91 + days                                                   34                      429,025.62

 Total                                                              679                    8,398,554.15

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